                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                                 June 13, 2000
                                Date of Report
                       (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)


   California                    0-19856                        95-4221884
----------------            ----------------               -------------------
(State or other             (Commission File                (I.R.S. Employer
 jurisdiction of                 Number)                   Identification No.)
 incorporation)


                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.  Other Events.

         The purpose of this Form 8-K is to file two press releases issued by Xircom, Inc. on June 13, 2000. The first press release announced the signing of the definitive agreement for the acquisition by Xircom of Omnipoint Technologies, Inc. from VoiceStream Wireless Corporation. The second press release announced a stock repurchase program to be initiated by Xircom contingent on the closing of the acquisition of Omnipoint Technologies, Inc. A copy of each press release is filed herewith as Exhibit 99.1 and 99.2 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

99.1 - Press Release dated June 13, 2000 entitled "Xircom Agrees to Acquire Omnipoint Technologies from VoiceStream Wireless Corporation"

99.2 - Press Release dated June 13, 2000 entitled "Xircom Announces Stock Repurchase Program"
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             XIRCOM, INC.


Dated:  June 13, 2000                        By: /s/ RANDALL H. HOLLIDAY
                                             -----------------------------
                                             Randall H. Holliday
                                             Secretary and General Counsel
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
99.1 Press Release dated June 13, 2000 entitled "Xircom Agrees to Acquire Omnipoint Technologies from VoiceStream(R) Wireless Corporation"

99.2                Press Release dated June 13, 2000 entitled "Xircom Stock
                    Repurchase Program"